UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 27, 2021

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 Main Street, Green Bay, Wisconsin, 54301
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 491-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	ASB	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 6.125% Non-Cum Perp Pref Stock, Srs C	ASB PrC	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.375% Non-Cum Perp Pref Stock Srs D	ASB PrD	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.875% Non-Cum Perp Pref Stock Srs E	ASB PrE	New York Stock Exchange
Depositary Shrs, each representing 1/40th intrst in a shr of 5.625% Non-Cum Perp Pref Stock Srs F	ASB PrF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 27, 2021, Associated Banc-Corp (the “Company”) conducted its 2021 Annual Meeting of Shareholders.  The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

(1) Election of the below-named nominees to the Board of Directors of the Company:

Nominee	Number of Votes FOR	Number of Votes Withheld	Broker Non- Votes
John F. Bergstrom	111,414,979	3,313,296	15,984,060
Philip B. Flynn	113,466,839	1,261,436	15,984,060
R. Jay Gerken	113,911,674	816,601	15,984,060
Judith P. Greffin	113,256,576	1,471,699	15,984,060
Michael J. Haddad	113,260,926	1,467,349	15,984,060
Robert A. Jeffe	112,614,313	2,113,962	15,984,060
Eileen A. Kamerick	110,720,781	4,007,494	15,984,060
Gale E. Klappa	103,274,171	11,454,104	15,984,060
Cory L. Nettles	113,118,228	1,610,047	15,984,060
Karen T. van Lith	110,959,544	3,768,731	15,984,060
John (Jay) B. Williams	113,653,807	1,074,468	15,984,060

Each of the nominees was elected by the Company’s shareholders.

(2)Advisory approval of Associated Banc-Corp’s named executive officer compensation:
Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
107,835,171	5,977,626	915,478	15,984,060

The matter was approved by the Company’s shareholders.

(3)Ratification of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021:
Number of Votes FOR	Number of Votes Against	Withheld/Abstentions	Broker Non-Votes
127,134,034	3,265,814	312,487	0

This matter was approved by the Company’s shareholders.

Item 8.01. Other Events.

On April 27, 2021, the Board declared a dividend on the Company’s outstanding common stock; outstanding 6.125% Perpetual Preferred Stock, Series C Depositary Shares; outstanding 5.375% Preferred Stock, Series D Depositary Shares; outstanding 5.875% Preferred Stock, Series E Depositary Shares; and outstanding 6.125% Series F Depositary Shares.

In addition, on April 27, 2021, the Board called for redemption on June 15, 2021 (the “Redemption Date”) of all of its outstanding depositary shares representing a 1/40th interest in a share of the Company’s 6.125% Perpetual Preferred Stock, Series C (the “Series C Depositary Shares”).  There are currently 2,600,000 Series C Depositary Shares outstanding. The Series C Depositary Shares will be redeemed at a redemption price of $25 per Series C Depositary Share, plus an amount equal to any declared and unpaid dividends to the Redemption Date.

The press release issued by the Company on April 27, 2021 relating to the foregoing information is attached hereto  as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

99.1Press Release dated April 27, 2021

104Cover Page Interactive Data File the cover page XBRL tags are embedded within the

Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp
(Registrant)

Date: April 27, 2021	By: /s/ Randall J. Erickson
Randall J. Erickson
Executive Vice President, General Counsel and Corporate Secretary